                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       DATE OF REPORT (Date of earliest event reported): January 31, 2001

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-15361

            DELAWARE                            06-1523639
            (State or other jurisdiction of     (I.R.S. Employer
            incorporation or organization)      Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

            On January 31, 2001, Neuberger Berman Inc. (the "Corporation") announced the appointment of Nathan Gantcher as the fourth outside member to its board of directors. This appointment increases the size of the board to 12 members. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

            The Exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Neuberger Berman Inc.
                                          (Registrant)

      Date: February 2, 2001              By: /s/ Kevin Handwerker
                                             ---------------------------
                                             Kevin Handwerker
                                             SVP, General Counsel and Secretary

                                  EXHIBIT INDEX

      99.1 Press release issued by the Corporation on January 31, 2001, with respect to the appointment of a new member of the Board of Directors.